December 2023 1 Investor Presentation

Forward-Looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. This presentation includes forward- looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts, including our preliminary estimated financial information for Q4 2022. When used in this news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein), the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which include its Annual or Transition Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Forward- Looking Statements” contained in the Company’s Transition Report on Form 10-K and in other filings. Any forward-looking statements included in this presentation are made only as of the date of this presentation and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA which is a "non-GAAP financial measure" as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, (v) costs incurred related to the COVID-19 pandemic and (vi) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company's leverage ratio, consistent with the terms of the Company's ABL facility. We believe Adjusted EBITDA is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019; for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019; for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019; for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019; and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Additional information is available from KLX at its website, www.klx.com. KLX Energy Services 2

3 NEXT LEVEL READINESS KLX Energy Services is a leading U.S. onshore provider of value-added, technologically-differentiated oilfield services focused on completion, intervention and production activities for the most technically demanding wells. NASDAQ KLXE Headquartered in Houston, TX Headcount ~2,100 Revenue $221MM Net Income $8MM Adjusted EBITDA $37MM Results reflect Q3 2023 results

4 KLX Energy Services Strategic Focus  Provide market leading onsite job execution and safety  Drive margin enhancing utilization  Focus on pricing and cost structure to drive margins  Expand share of wallet with top customers  Continue to de-lever through a combination of EBITDA growth, free cash flow generation, debt reduction and consolidation  Expand integrated suite of proprietary technology and products  Expand certain PSLs geographically  Continue to redeploy and expand our asset base in certain PSLs as returns warrant  Believe KLX is the partner of choice for consolidation  Maximize long-term shareholder value via synergistic consolidation  Greene’s acquisition is a blue- print by which KLX can structure win-win transactions, providing a conduit to liquidity for exceptional private oil service businesses Operational Excellence Augment Balance Sheet Strength Technology & Organic Growth Consolidation

Rockies 28% Southwest 35% Northeast/Mid-Con 37% Headquarters Technology Center Southwest Operation Facilities Rockies Operation Facilities Northeast / Mid-Con Operation Facilities AREAS OF OPERATION

KLX Energy Services

Diversified Product Offering


24% Revenue

Drilling

- 110 measurement-while-drilling kits
- Over 850 mud motors (~60% are latest gen)


51% Revenue
KLX

Completion

- 23 modern, large-diameter Coiled Tubing Units
- 75+ Wireline Units (split with Production)
- 120+ Frac Trees and 50 Guardian Isolation Tools
- 490+ accommodation trailers (split with Drilling)
- 4 frac spreads (2 staffed and operating)
- Suite of proprietary tools & consumables


25% Revenue

Production & Intervention

- Leading fleet of fishing and rentals tools
- 16 small diameter (2" or less) Coiled Tubing Units
- 34 rig-assisted Snubbing Units
- Downhole production services

As of Q3 2023. Company disclosure.

6

KLX Energy Services

Diversified & Complementary Product Service Offering

- Diversified product service offering positions KLX to capture a larger percentage of customer spending across the lifecycle
- Refocused product service offering across core geographies to improve scale, utilization and returns

	Q3 2023 Revenue	Market Leader	Rockies	Southwest	Northeast/ Mid-Con	Select Products & Services
Directional Drilling	19%	✓	✓	✓	✓	MWD, proprietary K-Series mud motor, directional electronics and other modules
Accommodations	5%			✓	✓	Living accommodations, water & sewage services, light plants, generators and other
Coiled Tubing	14%	✓	✓	✓	✓	1-1/4" to 2-5/8" coiled tubing units
Pressure Pumping	11%		✓		✓	Acidizing, cement, frac
Other Completion Products & Services	17%		✓	✓	✓	Flowback, frac valve rental, proprietary composite & dissolvable plugs and other proprietary products
Wireline	6%		✓	✓		Pump down, pipe recovery, logging
Tech Services	13%	✓	✓	✓	✓	Fishing tools & services, thru tubing, reverse units and snubbing
Rentals	15%	✓	✓	✓	✓	Pressure control equipment, tubulars, torque & testing, and pipe handling

7

 Wide range of well construction equipment spanning a wide range of size and configuration  HPHT float equipment  Latch-in plugs and wiper plugs  Centralizers  2-stage cement tools and annular casing packers  Liner hanger systems  Proprietary MWD tool design and packaging  Proprietary surface system  SHRIMPTM – Slim High-Res Inertial Measurement Probe  Mud Motor – proprietary lower end and in-house manufacturing  Fleet of open-hole fishing tools KLX Energy Services 8 Directional Drilling Well Construction Completions Production  Composite and dissolvable frac plugs  Retrievable packers and bridge plugs  Proprietary Extended Reach Tool (“ERT”) (Two patents pending)  Proprietary and patented PDC bearing mud motor  Suite of Whisper Series electric Wireline, Snubbing and Coiled Tubing equipment  Production packers  Packer tubing accessories  Complete suite of cast iron products, including CICR and CIBP  Service tools for remedial and workover, including squeeze, cement, swab testing, etc.  Comprehensive suite of proprietary fishing tools Technological Differentiation Drives Operational Efficiencies

KLX Energy Services

CONTINUOUS ADVANCEMENT IN RESEARCH & DEVELOPMENT

- R&D facility in Houston supports continuous technology development
- 8 dedicated engineers supporting the R&D effort across the organization

VISION Suite
Downhole Tools

PhantM Dissolvable Plug

- Top ball and bottom set design with zero presets
- Tested and qualified up to 10,000psi and 350°F
- Available in both Saltwater Alloy and Fresh Water Alloy
- 100% traceability and QA/QC throughout manufacturing
- 100% USA designed and manufactured



OracIE Smart Reach Tool

- Two Patent Pending High performance ERT's
- Addressable tool with on/off toggle
- Downlinking capability with infinitely adjustable frequency
- Data memory logging
- Electric/Smart Tool
- Higher Volume / Lower Circulation Pressure
- Enhanced safety and ESG benefits



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 Strong management team with proven operational track-record and deep M&A experience  Retention of key employees  Strong Board and corporate governance  Premier provider of drilling, completion, production and intervention solutions with a returns driven strategy  Minimal customer overlap with significant cross-sell potential  Positioned to participate in further industry consolidation KLX Energy Services 10 Strategic Fit People Efficiencies and Synergies Valuation and Structure  Consolidated 24 facilities with overlapping geographic coverage and service offerings  Eliminated duplicate management positions to reduce SG&A  “Shared Services” consolidation and optimization  Over $50MM of total cost synergies (reduced SG&A as a % of revenue from 21% in Q4 2019 (standalone KLX) to 8% in Q3 2023)  Approximately $24MM in sale of obsolete assets since closing (thru Q3 2023)  Aligned across common systems, processes and procedures  100% equity financed, merger of equals  Created platform that generated over $1.0B of revenue and $148MM of Adj EBITDA on a pro forma 2019 basis, including $50MM of cost synergies  Deleveraging and credit-enhancing to KLX KLX / QES Merger Integration Success

Performance culture KPI tracking / data-driven decision making Veteran operators Technical expertise Alignment of incentives KLX Energy Services 11 Rigorous maintenance program Minimize downtime Ensure equipment integrity Comprehensive suite of equipment and tool sizes across all PSLs Employees value safe, professional field operations Strong independent safety culture and track record of strong safety metrics afford KLX the opportunity to work for the largest operators A Transformed KLX Long-term relationships with blue-chip customers Strong visibility into drilling and completion programs Significant operating leverage Return on capital focus People Performance Asset Integrity Safety Customer Focus Profitability

Significant Operating Leverage US Land Rig Count and KLX Quarterly Adj EBITDA (Including Pre-merger Combined) Source: Company & Baker Hughes Rig Count. The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of legacy KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given periods, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2’20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. Pre-merger periods exclude the value of deal synergies. ($20) ($10) $0 $10 $20 $30 $40 $50 $60 - 200 400 600 800 1,000 1,200 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Quarterly average rig count (US Land) KLX Adj EBITDA

13 Recent Acquisition Case Study KLX and Greene’s formed a strong partnership based on a common culture focused on safety, execution, customer service and returns. The combined company is a leading provider of wellhead protection, flowback and well testing services. The acquisition of Greene’s augmented the KLX frac rental and flowback offering, providing KLX with a broader presence in the Permian and Eagle Ford basins. 2022 Adjusted EBITDA $15MM 2022 Revenue $69MM All Stock Transaction 2.4MM Shares Enterprise Value $30MM 2022 Net Income $5MM Fixed Cost Synergies $3MM

14 KLX Energy Services KLX – The Choice of Top Operators Revenue driven by top 10 customers in 2022 Significant leverage to the most active operators in the United States 760 30% Unique customers serviced in 2022 with no one customer accounting for more than 5% of 2022 revenue

KLX Energy Services 15 Strong Profitability & Free Cash Flow  Rapidly improving financial results as KLX has grown back into the capital structure  Q3 2023 Revenue and Adj EBITDA of $221MM and $37MM, respectively  Full year 2023 Revenue and Adj EBITDA of $895MM and $145MM, respectively, which represent an 15% and 50% respective increase over 2022 results As of Q3 2023. Company disclosure. Q1 2023 includes only a partial month contribution from Greene’s. Rockies Southwest A dj us te d EB IT DA M ar gi n A dj us te d EB IT DA Re ve nu e Northeast / Mid-Con Revenue Revenue Growth Rockies Southwest Northeast / Mid-Con Corporate & Other Adjusted EBITDA Rockies Southwest Northeast / Mid-Con Adjusted EBITDA Net Income Free Cash Flow FY ‘22 $229 255 297 $781 79% $49 33 54 $96 (40) 21% 13% 18% 12% ($3) (3) $36 Q4 ‘22 Q1 ‘23 Q2 ‘23 $66 75 82 $223 1% $68 73 98 $239 7% $77 78 66 $221 -6% Q3 ‘23 $67 86 81 $234 -2% $18 12 20 $37 (13) $16 10 23 $38 (11) $17 15 18 $40 (10) $23 12 12 $37 (10) 27% 16% 24% 16% 24% 14% 23% 16% 25% 17% 22% 16% 30% 15% 18% 17% $13 $9 $11 $8 7 (13) 47 13 $9 $10 $16 $15Cash Capex (dollar amounts in millions)

16 Enhanced Capitalization & Leverage Profile Dollar amounts in millions. As of Q3 2023. Company disclosure. Q1 2023 includes only a partial month contribution from Greene’s. Cash $90M Liquidity $155M Net Debt $194M LQA Net Leverage Ratio 1.3x LTM Net Leverage Ratio 1.3x Maturity 2025

17 Corporate Headquarters 3040 POST OAK BLVD 15th Floor Houston, TX 77056 Investor Relations Keefer M. Lehner, EVP & CFO (832) 930-8066 ir@klx.com

APPENDIX 18

KLX Energy Services 19 Reconciliation of Consolidated Net Income (Loss) to Adjusted EBITDA (Loss) *Previously announced quarterly numbers may not sum to the year-end total due to rounding. (1) Quarterly cost of sales includes $2.1 million of lease expense associated with five coiled tubing unit leases. (2) The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2’20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. Pre-merger periods exclude the value of deal synergies. (3) We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. (4) The one-time costs during the third quarter of 2023 relate to $0.3 in costs related to the Greene’s acquisition and $0.2 in severance. Q1’19 (2) Q2’19 (2) Q3’19 (2) Q4’19 (2) Q1’20 (2) Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 (3) Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Consolidated net income (loss) (1) $ (13.9) $ (7.8) $ (117.2) $ (33.0) $ (263.8) $ (54.8) $ (38.3) $ (30.5) $ (36.8) $ (25.0) $ (20.3) $ (18.6) $ (19.9) $ (7.5) $ 11.1 $ 13.2 $ 9.4 $ 11.4 $ 7.6 Income tax expense (benefit) 0.5 0.3 (0.3) (8.4) 0.1 — 0.2 0.1 0.1 0.1 0.1 0.1 0.1 0.2 0.3 — 0.2 (0.3) 0.3 Interest expense, net 7.8 8.3 8.1 8.3 8.1 7.6 7.7 8.0 7.8 8.0 8.2 8.2 8.3 8.7 9.0 9.0 9.3 8.5 8.5 Operating income (loss) (5.6) 0.8 (109.4) (33.1) (255.6) (47.2) (30.4) (22.4) (28.9) (16.9) (12.0) (10.3) (11.5) 1.4 20.4 22.2 18.9 19.6 16.4 Bargain purchase gain — — — — — — 2.4 (1.6) — 0.5 0.5 — — — — — (3.2) 1.2 0.1 Impairment and other charges — — 87.3 1.2 218.0 — 4.4 0.8 — 0.2 0.2 — — — — — — — — One-time costs (benefits), excluding impairment and other charges (4) 5.4 1.2 12.3 5.0 14.7 1.6 3.0 2.4 3.3 1.3 0.7 1.4 2.0 1.2 1.7 (0.5) 5.3 0.5 0.5 Adjusted operating income (loss) (0.2) 2.0 (9.8) (26.9) (22.9) (45.6) (20.6) (20.8) (25.6) (14.9) (10.6) (8.9) (9.5) 2.6 22.1 21.7 21.0 21.3 17.0 Depreciation and amortization 27.2 29.6 29.9 26.8 26.1 21.5 14.7 17.9 15.4 14.5 13.8 14.8 13.7 14.0 14.2 14.9 16.5 17.6 18.9 Non-cash compensation 7.3 7.3 6.0 6.6 1.8 4.8 0.5 0.3 0.8 1.0 0.9 0.8 0.7 0.8 0.8 0.7 0.7 0.8 0.8 Adjusted EBITDA (loss) $ 34.3 $ 38.9 $ 26.1 $ 6.5 $ 5.0 $ (19.3) $ (5.4) $ (2.6) $ (9.4) $ 0.6 $ 4.1 $ 6.7 $ 4.9 $ 17.4 $ 37.1 $ 37.3 $ 38.2 $ 39.7 $ 36.7 (dollar amounts in millions)

KLX Energy Services 20 Consolidated Net Income (Loss) Margin and Consolidated Adjusted EBITDA Margin Reconciliations Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Net income (loss) $ (19.9) $ (7.5) $ 11.1 $ 13.2 $ 9.4 $ 11.4 $ 7.6 Revenue .............. 152.3 184.4 221.6 223.3 239.6 234.0 220.6 Consolidated net income (loss) margin percentage ......... (13.1) % (4.1) % 5.0% 5.9% 3.9% 4.9% 3.4 % Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Adjusted EBITDA $ 4.9 $ 17.4 $ 37.1 $ 37.3 $ 38.2 $ 39.7 $ 36.7 Revenue .............. 152.3 184.4 221.6 223.3 239.6 234.0 220.6 Consolidated Adjusted EBITDA (loss) margin percentage ......... 3.2% 9.4% 16.7% 16.7% 15.9% 17.0% 16.6% (dollar amounts in millions)

KLX Energy Services

Reconciliation of Segment Operating Income (Loss) to Adjusted EBITDA

(dollar amounts in millions)

	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Rocky Mountains operating income (loss).......	$ (0.8)	$ 4.0	$ 11.7	$ 12.4	$ 9.8	$ 11.9	$ 17.7
One-time costs [1]	0.1	0.1	0.3	—	—	—	—
Adjusted operating income (loss).......	(0.7)	4.1	12.0	12.4	9.8	11.9	17.7
Depreciation and amortization expense	5.4	5.2	5.3	5.5	5.7	5.1	5.6
Non-cash compensation.....	—	—	—	—	—	—	—
Rocky Mountains Adjusted EBITDA.................	**$ 4.7**	**$ 9.3**	**$ 17.3**	**$ 17.9**	**$ 15.5**	**$ 17.0**	**$ 23.3**

	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Southwest operating income (loss).......	$ (0.4)	$ 2.0	$ 5.2	$ 7.7	$ 4.8	$ 8.1	$ 4.8
One-time costs [1].	0.1	(0.2)	0.4	0.1	—	—	0.2
Adjusted operating income (loss).......	(0.3)	1.8	5.6	7.8	4.8	8.1	5.0
Depreciation and amortization expense	4.5	4.6	4.6	4.6	5.4	6.7	6.8
Non-cash compensation.....	—	—	—	—	—	—	—
Southwest Adjusted EBITDA.................	**$ 4.2**	**$ 6.4**	**$ 10.2**	**$ 12.4**	**$ 10.2**	**$ 14.8**	**$ 11.8**

	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Northeast/Mid-Con operating income (loss).......	$ (0.8)	$ 7.3	$ 17.2	$ 15.4	$ 18.7	$ 12.6	$ 5.2
One-time costs [1].	0.1	0.1	—	0.1	—	—	—
Adjusted operating income (loss).......	(0.7)	7.4	17.2	15.5	18.7	12.6	5.2
Depreciation and amortization expense	3.4	3.6	4.0	4.2	5.0	5.4	6.1
Non-cash compensation.....	—	0.1	0.1	—	—	—	0.1
Northeast/Mid-Con Adjusted EBITDA.................	**$ 2.7**	**$ 11.1**	**$ 21.3**	**$ 19.7**	**$ 23.7**	**$ 18.0**	**$ 11.4**

(1) One-time costs are defined in the Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) table above. For purposes of segment reconciliation, one-time costs also includes impairment and other charges.

21

KLX Energy Services 22 Segment Operating Income (Loss) Margin Reconciliation Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Rocky Mountains Operating income (loss) .... $ (0.8) $ 4.0 $ 11.7 $ 12.4 $ 9.8 $ 11.9 $ 17.7 Revenue ........................... 43.3 53.1 66.5 66.1 67.9 66.4 77.0 Segment operating income (loss) margin percentage ....................... (1.8) % 7.5% 17.6% 18.8% 14.4% 17.9% 23.0 % Southwest Operating income (loss) .... (0.4) 2.0 5.2 7.7 4.8 8.1 4.8 Revenue ........................... 51.9 60.0 68.5 74.8 73.4 86.3 77.8 Segment operating income (loss) margin percentage ....................... (0.8)% 3.3% 7.6% 10.3% 6.5% 9.4% 6.2 % Northeast/Mid-Con Operating income (loss) .... (0.8) 7.3 17.2 15.4 18.7 12.6 5.2 Revenue ........................... 57.1 71.3 86.6 82.4 98.3 81.3 65.8 Segment operating income (loss) margin percentage ........................ (1.4) % 10.2% 19.9% 18.7% 19.0% 15.5% 7.9% (dollar amounts in millions)

KLX Energy Services 23 Segment Adjusted EBITDA Margin Reconciliation Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Rocky Mountains Adjusted EBITDA ............. $ 4.7 $ 9.3 $ 17.3 $ 17.9 $ 15.5 $ 17.0 $ 23.3 Revenue ........................... 43.3 53.1 66.5 66.1 67.9 66.4 77.0 Adjusted EBITDA Margin Percentage ....................... 10.9% 17.5% 26.0% 27.1% 22.8% 25.6% 30.3 % Southwest Adjusted EBITDA ............. 4.2 6.4 10.2 12.4 10.2 14.8 11.8 Revenue ........................... 51.9 60.0 68.5 74.8 73.4 86.3 77.8 Adjusted EBITDA Margin Percentage ........................ 8.1% 10.7% 14.9% 16.6% 13.9% 17.1% 15.2 % Northeast/Mid-Con Adjusted EBITDA ............. 2.7 11.1 21.3 19.7 23.7 18.0 11.4 Revenue ........................... 57.1 71.3 86.6 82.4 98.3 81.3 65.8 Adjusted EBITDA Margin Percentage ........................ 4.7% 15.6% 24.6% 23.9% 24.1% 22.1% 17.3% (dollar amounts in millions)

KLX Energy Services 24 SG&A Margin Reconciliation Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Selling, general and administrative expenses ............. $ 15.0 $ 18.0 $ 18.0 $ 19.4 $ 26.2 $ 22.0 $ 18.6 Revenue ............... 152.3 184.4 221.6 223.3 239.6 234.0 220.6 SG&A Margin Percentage .......... 9.8% 9.8% 8.1% 8.7% 10.9% 9.4% 8.4% (dollar amounts in millions)

KLX Energy Services 25 Annualized Adjusted EBITDA Reconciliation Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Adjusted EBITDA $ 4.9 $ 17.4 $ 37.1 $ 37.3 $ 38.2 $ 39.7 $ 36.7 Multiplied by four quarters .............. 4 4 4 4 4 4 4 Annualized Quarterly Adjusted EBITDA ................ $ 19.6 $ 69.6 $ 148.4 $ 149.2 $ 152.8 $ 158.8 $ 146.8 (dollar amounts in millions)

KLX Energy Services 26 Free Cash Flow Reconciliation Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Net cash flow provided by (used in) operating activities .............. $ (6.2) $ (8.4) $ 18.5 $ 11.8 $ (8.6) $ 60.0 $ 25.6 Capital expenditures ........ (5.8) (7.8) (12.5) (9.5) (10.3) (16.2) (17.8) Proceeds from sale of property and equipment ........... 2.6 3.9 5.3 5.1 5.0 3.5 4.8 Levered free cash flow ...................... (9.4) (12.3) 11.3 7.4 (13.9) 47.3 12.6 Add: Interest expense .............. 8.3 8.7 9.0 9.0 9.3 8.5 8.5 Unlevered free cash flow ............ $ (1.1) $ (3.6) $ 20.3 $ 16.4 $ (4.6) $ 55.8 $ 21.1 (dollar amounts in millions)

KLX Energy Services 27 Net Debt and LQA Net Leverage Ratio Reconciliations Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Total Debt ............ $ 275.1 $ 295.4 $ 295.6 $ 283.4 $ 283.6 $ 283.8 $ 284.1 Cash ..................... 19.4 31.5 41.4 57.4 39.6 82.1 90.4 Net Debt .............. $ 255.7 $ 263.9 $ 254.2 $ 226.0 $ 244.0 $ 201.7 $ 193.7 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Annualized Quarterly Adjusted EBITDA $ 19.6 $ 69.6 $ 148.4 $ 149.2 $ 152.8 $ 158.8 $ 146.8 Net Debt .............. 255.7 263.9 254.2 226.0 244.0 201.7 193.7 Net Leverage Ratio.................... 13.0 3.8 1.7 1.5 1.6 1.3 1.3 (dollar amounts in millions)